                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 10, 2007

                                  CKRUSH, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                      0-25563              65-0648808
(State or other jurisdiction of      (Commission File        (IRS Employer
incorporation or organization)           Number)           Identification No.)

336 WEST 37TH STREET, SUITE 410
NEW YORK, NEW YORK                                              10018
(Address of principal executive offices)                     (Zip Code)

                                 (212) 564-1111
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

ITEM 5.03  AMENDMENT TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN
           FISCAL YEAR

     Effective at 5:00 pm EDT on October 9, 2007, the Registrant effected a reverse stock split of its outstanding common stock on a one-for-ten basis. The
Registrant's Board of Directors previously adopted a resolution authorizing a reverse stock split at a range between one-for-three and one-for-ten, which its stockholders subsequently approved on January 25, 2007. The Board of Directors, on September 27, 2007 determined to proceed with the reverse stock split. The
Registrant gave timely notice of the split to the National Association of
Securities Dealers, Inc. and the new shares began trading on October 10, 2007.
Prior to the split the Registrant had 123,459,224 shares of common stock outstanding and will have following the reverse split approximately 12,345,950 shares outstanding, due to rounding. A copy of the Certificate of Amendment to the Certificate of Incorporation of the Registrant, as filed in the Office of the Secretary of State of Delaware, is attached as an exhibit to this Report.

                                       -2-

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit Number      Description
--------------      -----------

    10.1            Certificate of Amendment to the Certificate of Incorporation
                    of Ckrush,  Inc. filed October 1, 2007 and effective
                    October 9, 2007

                                       -3-

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  October 9, 2007                     CKRUSH, INC.
                                            (Registrant)

                                            By:  /s/ Jeremy Dallow
                                               ---------------------------
                                                 Jeremy Dallow, President

                                       -4-

                                  EXHIBIT INDEX

Exhibit Number       Description                                            Page
--------------       -----------                                            ----

     10.1            Certificate of Amendment to the                          5
                     Certificate of Incorporation of
                     Ckrush, Inc. filed October 1, 2007
                     and effective October 9, 2007

                                       -5-